UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2026

Voyager Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-42694	84-2754888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1225 17th Street, Suite 1100
Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (303) 500-6985

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	VOYG	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Indenture and Notes
On September 28, 2026, Voyager Technologies, Inc. (the “Company”) issued $402,500,000 aggregate principal amount of its 0% Convertible Senior Notes due 2032 (the “Notes”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of September 28, 2026, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). Pursuant to the purchase agreement between the Company and the representatives of the initial purchasers of the Notes, the Company granted the initial purchasers an option to purchase, for settlement within a period of 13 calendar days from, and including, the date the Notes are first issued, up to an additional $52,500,000 aggregate principal amount of Notes. The Notes issued on September 28, 2026 include $52,500,000 aggregate principal amount of Notes issued pursuant to the full exercise by the initial purchasers of such option.
The Notes are the Company’s senior, unsecured obligations and will be (i) equal in right of payment with the Company’s existing and future senior, unsecured indebtedness; (ii) senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated to the Notes; (iii) effectively subordinated to the Company’s existing and future secured indebtedness, to the extent of the value of the collateral securing that indebtedness; and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Company is not a holder thereof) preferred equity, if any, of the Company’s subsidiaries.
The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. However, special interest and additional interest may accrue on the Notes at a rate per annum not exceeding 0.50% upon the occurrence of certain events relating to the failure to file certain SEC reports or to remove certain restrictive legends from the Notes. The Notes will mature on October 15, 2032, unless earlier repurchased, redeemed or converted. Before July 15, 2032, noteholders will have the right to convert their Notes only upon the occurrence of certain events. From and after July 15, 2032, noteholders may convert their Notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date. The Company will settle conversions by paying or delivering, as applicable, cash, shares of its Class A common stock or a combination of cash and shares of its Class A common stock, at the Company’s election. The initial conversion rate is 24.4978 shares of the Company’s Class A common stock per $1,000 principal amount of Notes, which represents an initial conversion price of approximately $40.82 per share of the Company’s Class A common stock. The conversion rate and conversion price will be subject to customary adjustments upon the occurrence of certain events. In addition, if certain corporate events that constitute a “Make-Whole Fundamental Change” (as defined in the Indenture) occur, then the conversion rate will, in certain circumstances, be increased for a specified period of time.
The Notes will be redeemable (a “Provisional Redemption”), in whole or in part (subject to certain limitations described below), at the Company’s option at any time, and from time to time, on or after October 21, 2030 and on or before the 30th scheduled trading day immediately before the maturity date, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the redemption date, but only if (i) the Notes are “Freely Tradable” (as defined in the Indenture) as of the date the Company sends the related redemption notice and all accrued and unpaid additional interest, if any, has been paid in full, as of the first interest payment date occurring on or before the date the Company sends such notice; and (ii) the last reported sale price per share of the Company’s Class A common stock exceeds 130% of the conversion price on (1) each of at least 20 trading days, whether or not consecutive, during the 30 consecutive trading days ending on, and including, the trading day immediately before the date the Company sends such redemption notice; and (2) the trading day immediately before the date the Company sends such redemption notice. However, the Company may not redeem less than all of the outstanding Notes pursuant to a Provisional Redemption unless at least $100.0 million aggregate principal amount of Notes are outstanding and not called for redemption as of the time the Company sends the related redemption notice. In addition, calling any Note for Provisional Redemption will constitute a Make-Whole Fundamental Change with respect to that Note, in which case the conversion rate applicable to the conversion of that Note will be increased in certain circumstances if it is converted after it is called for Provisional Redemption. The Notes will also be redeemable (a “Cleanup

Redemption”), in whole and not in part, at the Company’s option at any time, at a cash redemption price equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the redemption date, but only if (i) the principal amount of the Notes outstanding at the time the Company sends the related redemption notice is less than 10% of the aggregate principal amount of the Notes issued pursuant to the purchase agreement referred to above; and (ii) the Notes are Freely Tradable as of the date the Company sends such notice and all accrued and unpaid additional interest, if any, has been paid in full as of the first interest payment date occurring on or before the date the Company sends such notice. In addition, calling the Notes for Cleanup Redemption will constitute a Make-Whole Fundamental Change, which will require the Company to increase the conversion rate in certain circumstances for a specified period of time.
If certain corporate events that constitute a “Fundamental Change” (as defined in the Indenture) occur, then, subject to a limited exception for certain cash mergers, noteholders may require the Company to repurchase their Notes at a cash repurchase price equal to the principal amount of the Notes to be repurchased, plus accrued and unpaid special interest and additional interest, if any, to, but excluding, the fundamental change repurchase date. The definition of Fundamental Change includes certain business combination transactions involving the Company and certain de-listing events with respect to the Company’s Class A common stock.
The Notes will have customary provisions relating to the occurrence of “Events of Default” (as defined in the Indenture), which include the following: (i) certain payment defaults on the Notes (which, in the case of a default in the payment of any special interest or additional interest on the Notes, will be subject to a 30-day cure period); (ii) the Company’s failure to send certain notices under the Indenture within specified periods of time; (iii) a default in the Company’s obligation to convert a Note upon the exercise of the conversion right with respect thereto, if such default is not cured within five days after its occurrence; (iv) the Company’s failure to comply with certain covenants in the Indenture relating to the Company’s ability to consolidate with or merge with or into, or sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, to another person; (v) a default by the Company in its other obligations or agreements under the Indenture or the Notes if such default is not cured or waived within 60 days after notice is given in accordance with the Indenture; (vi) certain defaults by the Company or any of its significant subsidiaries with respect to indebtedness for borrowed money of at least $30,000,000; and (vii) certain events of bankruptcy, insolvency and reorganization involving the Company or any of its significant subsidiaries.
If an Event of Default involving bankruptcy, insolvency or reorganization events with respect to the Company (and not solely with respect to a significant subsidiary of the Company) occurs, then the principal amount of, and all accrued and unpaid interest, if any, on, all of the Notes then outstanding will immediately become due and payable without any further action or notice by any person. If any other Event of Default occurs and is continuing, then, the Trustee, by notice to the Company, or noteholders of at least 25% of the aggregate principal amount of Notes then outstanding, by notice to the Company and the Trustee, may declare the principal amount of, and all accrued and unpaid interest, if any, on, all of the Notes then outstanding to become due and payable immediately. However, notwithstanding the foregoing, the Company may elect, at its option, that the sole remedy for an Event of Default relating to certain failures by the Company to comply with certain reporting covenants in the Indenture consists exclusively of the right of the noteholders to receive special interest on the Notes for up to 360 days at a specified rate per annum not exceeding 0.50% on the principal amount of the Notes.
The above description of the Indenture and the Notes is a summary and is not complete. A copy of the Indenture and the form of the certificate representing the Notes are filed as exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the Indenture and the Notes set forth in such exhibits.
Capped Call Transactions
On September 23, 2026, in connection with the pricing of the offering of Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with certain of the initial purchasers or their affiliates and certain other financial institutions (the “Option Counterparties”). In addition, on September 24, 2026, in connection with the initial purchasers’ exercise of their option to purchase additional Notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions,” and, together with the

Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Capped Call Transactions cover, subject to customary anti-dilution adjustments, the aggregate number of shares of the Company’s Class A common stock that initially underlie the Notes, and are expected generally to reduce potential dilution to the Company’s Class A common stock upon any conversion of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap, based on the cap price of the Capped Call Transactions. The cap price of the Capped Call Transactions is initially $78.50 per share (subject to adjustment under the terms of the Capped Call Transactions), which represents a premium of 150% over the last reported sale price of the Company’s Class A common stock on September 23, 2026. The cost of the Capped Call Transactions was approximately $52.5 million.
The Capped Call Transactions are separate transactions, each between the Company and the applicable Option Counterparty, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes or the Indenture. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.
The above description of the Capped Call Transactions is a summary and is not complete. A copy of the form of confirmation for the Capped Call Transactions is filed as exhibit 10.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the form of confirmation set forth in such exhibit.
Amendment to Credit Agreement
On September 22, 2026, the Company and its subsidiaries entered into a Fifth Amendment (the “Fifth Amendment”) to that certain Credit Agreement, dated as of May 30, 2025, among the Company, the other loan parties party thereto, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”) to, among other things, increase the amount of convertible debt the Company is permitted to incur under the facility.
The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth in Item 1.01 above under the caption “Indenture and Notes” is incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities.
The disclosure set forth in Item 1.01 above under the caption “Indenture and Notes” is incorporated by reference into this Item 3.02. The Notes were issued to the initial purchasers in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), in transactions not involving any public offering. The Notes were resold by the initial purchasers to persons whom the initial purchasers reasonably believe are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s Class A common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 12,818,457 shares of the Company’s Class A common stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 31.8471 shares of Class A common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

Item 8.01. Other Events.
Press Releases
On September 22, 2026, the Company issued a press release announcing its intention to offer, subject to market conditions and other factors, the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On September 23, 2026, the Company issued a press release announcing the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
On September 28, 2026, the Company issued a press release announcing the completion of the offering of the Notes. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
Forward-Looking Statements
This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Notes, including, without limitation, the conversion thereof, timing of the consummation, and expectations regarding the effects of the Capped Call Transactions. The words “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These forward-looking statements are based on and reflect the Company’s current expectations, estimates, assumptions and/or projections, the Company’s perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements are neither promises nor guarantees of future events, circumstances or performance and are inherently subject to known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements to differ materially from those indicated by those statements including, but not limited to: the Company’s ability to generate, sustain and manage its growth given its limited operating history in an evolving industry; factors out of the Company’s control that affect its success and revenue growth; the Company’s ability to generate a sustainable order rate for its products and services and develop new technologies to meet customer needs; the Company’s compliance with development contracts with third-parties and losses from fixed price contracts; the Company’s history of losses and ability to achieve profitability; risks related to Starlab; the unpredictable environment of space; the Company’s customer concentration and risks with contracting with the U.S. government; risk related to the Company’s international operations, currency fluctuations and political or economic instability in markets in which the Company operates; risks related to the Company’s compliance with new or existing data privacy, cybersecurity and other applicable regulations; risks related to adverse global market, economic and political conditions, including military conflicts or terrorist acts, pandemics and other catastrophic events; risks related to our reincorporation to Texas; and other important factors discussed in the section entitled “Risk Factors” in the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2026, as any such factors may be updated from time to time in the Company’s other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Company’s investor relations site at investors.voyagertechnologies.com. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, except as required by law, it disclaims any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.
Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of September 28, 2026, between Voyager Technologies, Inc. and U.S. Bank Trust Company, National Association, as trustee.
4.2	Form of certificate representing the 0% Convertible Senior Notes due 2032 (included as Exhibit A to Exhibit 4.1).
10.1	Form of Confirmation for Capped Call Transaction.
10.2
Fifth Amendment to Credit Agreement, dated September 22, 2026, among Voyager Technologies, Inc., the guarantors party thereto, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press release of Voyager Technologies, Inc., dated September 22, 2026.
99.2	Press release of Voyager Technologies, Inc., dated September 23, 2026.
99.3	Press release of Voyager Technologies, Inc., dated September 28, 2026.
104	Cover page interactive data file (embedded within the inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOYAGER TECHNOLOGIES, INC.

Date: September 28, 2026	By:	/s/ Dylan Taylor
	Name:	Dylan Taylor
	Title:	Chief Executive Officer